Supplement dated October 10, 2023 to the Statutory Prospectus dated May 1, 2023 for the M Vision Pacific Life SVUL flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company

The purpose of this supplement is to announce underlying Fund changes and service center changes. This supplement must be preceded or accompanied by the Statutory Prospectus (the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Pacific Select Fund Portfolio Investment Advisor (Subadvisor)

Effective November 1, 2023, the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY is amended to reflect that the Investment Advisor (Subadvisor) for the Diversified Bond Portfolio will change from Western Asset Management Company, LLC to Loomis Sayles & Company, L.P.

Effective November 1, 2023, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section will be deleted and replaced with the following:
Fund; Advisor (Subadvisor)	Current Expenses
Pacific Select Fund ESG Diversified Portfolio Class P; Pacific Life Fund Advisors LLC	0.62%[1]

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Effective November 1, 2023, the service center business hours in the Timing of Payments, Forms and Requests section are deleted and replaced with the following:

You may reach M Insurance Solutions, Inc. service representatives on any Business Day at (833) 943-1608 between the hours of 5 a.m. through 5 p.m. Pacific time.

Form No. 15-53212-0